SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                      November 14, 1997 (October 29, 1997)



                                 U.S. PAWN, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                              0-18291               84-0819941
--------                              -------               ----------
(State or other jurisdiction       (Commission        (IRS Employer I.D. Number)
of incorporation)                   File Number)



                              7215 Lowell Boulevard
                           Westminster, Colorado 80030
                     --------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (303) 657-3550
                                                    --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On October 29, 1997, U.S. Pawn, Inc. (the "Registrant") accepted the resignations of Daniel B. Rudden, Stanley M. Edelstein, Larry M. Snyder and Melvin Wedgle as members of the Registrant's Board of Directors pursuant to the agreement contained in the Schedule 14f(1) filed by the Registrant on September 26, 1997. The Registrant also accepted the resignations of Melvin Wedgle as Chief Executive Officer and President and Jack Simon as Secretary and Chief Financial Officer. All resignations were effective as of October 29, 1997. Gary
A. Agron, a Member of the Board of Directors since 1989, remains as a Director.

     Also on October 29, 1997, the Registrant appointed Charles C. Van Gundy as Director, President and Chief Financial Officer, and Jack Skidell and Mark Honigsfeld as Directors. Mr. Van Gundy, associated with the Company since January 1992, served the Company as its Chief Financial Officer, Secretary, and as a member of the Board of Directors from October 1994, until his resignation in August of 1997.

     Mr. Skidell is President and sole shareholder of Colin Winthrop & Co., Inc., a New York based broker dealer. Mr. Skidell has been associated with the Company as one of its investment bankers since 1989. Mr. Honigsfeld is Chairman of the Board, Secretary and Chief Executive Officer of Compu-Dawn, Inc., a NASDAQ-listed company. He also founded and served as Chief Executive Officer and Chairman of the Board of Facelifters Home Systems, Inc., a NASDAQ-listed company until April 1996 when it was acquired by a New York Stock Exchange company.

     The newly constituted Board of Directors is composed of four individuals, three of whom have been associated with the Company since at least 1992. Mr. Van Gundy was an officer and director with the Company, responsible for its financial controls and reporting, for more than five years prior to his appointment as its President.

     U.S. Pawn, Inc. owns and operates 17 pawn shops located in Colorado, Wyoming, Nevada and Nebraska.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 14, 1997


                                      U.S. PAWN, INC.



                                      by:  /s/ CHARLES C. VAN GUNDY
                                           ------------------------------------
                                              Charles C. Van Gundy
                                              President
                                              Chief Executive Officer